SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 1997
                  Franklin Convertible Securities Fund
                    Franklin California Growth Fund
                    Franklin Global Utilities Fund
                    Franklin Global Health Care Fund
                       Dated September 1, 1996
                     Franklin Equity Income Fund
             Dated March 1, 1996 as amended December 1, 1996
                     Franklin Rising Dividends Fund
            Dated February 1, 1996 as amended November 25, 1996

I. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts Class I Only" is amended by replacing it with the following text:

To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

II. The discussion under "How Do I Buy Shares? - Sales Charge Waivers" is amended by adding the following new item as the last item in the list of waiver categories:

 o Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Mutual Series

III. The discussion under "May I Exchange Shares for Shares of Another Fund? Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

 *Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for Class I shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Fund.

January 1, 1997